                                                                      PRELMINARY

SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE BRAZIL FUND, INC.

                (Name of Registrant as Specified in Its Charter)
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
[LOGO]                                                          (800) 349 - 4281

THE BRAZIL FUND, INC.                                        October [   ], 2005

To the Stockholders:

The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at [ ] , Eastern time, on Tuesday, December 13, 2005 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

At the Annual Meeting the stockholders will elect three Directors and vote on a proposal to convert the Fund from a closed-end fund to an open-end fund. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent directors plan to attend this meeting and look forward to meeting interested stockholders. Your Fund's Directors recommend that you vote in favor of the three nominees for Directors.

Respectfully,

/s/ Robert J. Callander
----------------------------
Robert J. Callander
Chairman of the Board
on behalf of the full Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE - PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              THE BRAZIL FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, December 13, 2005
at [    ] a.m., Eastern time, for the following purposes:

      (i) To elect one Class I Director of the Fund to hold office for a term of three years and until his successors shall have been duly elected and qualified and to elect two Class III Directors of the Fund to hold office for a term of the remaining two years in a three year term and until their successors shall have been duly elected and qualified.

      (ii) To approve the conversion of the Fund from a closed-end fund to an open-end fund.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on [October 21], 2005 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,

/s/ Carole Coleman
---------------------------------------------
Carole Coleman, Vice President and Secretary
October [   ], 2005

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

------------------

                                 PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 345 Park Avenue (at 51st Street),
New York, New York 10154 , on Tuesday, December 13, 2005 at [   ] a.m., Eastern
time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first
being mailed to stockholders on or about [   ], 2005, or as soon as practicable
thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each of the nominees for director named in the Proxy Statement, for the proposal to convert the Fund from a closed-end fund to an open-end fund (the "Open-Ending") and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non - votes" will be treated as shares that are present but which have not been voted. Broker non - votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

With respect to the election of director nominees, abstentions and broker - non
- votes will have the same effect as a vote not to elect the nominees, because election of a nominee requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. See "Proposal 1: Election of Directors -- Required Vote."

With respect to the conversion of the Fund to an open-end fund, abstentions and broker - non - votes will have the same effect as a vote not to convert the Fund to an open-end fund, because conversion of the Fund to an open-end fund requires the affirmative vote of two-thirds of the shares present in person or by proxy and entitled to vote. See "Proposal 2: Conversion From a Closed-End Fund to an Open-End Fund -- Required Vote."

Holders of record of the common stock of the Fund at the close of business on [October 21], 2005 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were
[   ] shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which include relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2005 and a copy of the semiannual report for the six - month period ended December 31, 2004, without charge, by calling 800 - 349 - 4281 or 800 - 294 - 4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL 1: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the nominee listed below as a Class I Director of the Fund to serve for a term of three years and until his successor is duly elected and qualifies and for the election of the two nominees listed below as Class III Directors of the Fund to serve for the remaining two years of a three year term and until their respective successors are duly elected and qualify. At the 2004 Annual Meeting of Stockholders, the three Class III candidates for election as Directors (Mr. Vincent Esposito, Mr. Ronaldo Nogueira and Ms. Susan Purcell) did not receive the requisite vote to be re-elected (i.e., a majority of the outstanding shares) and, in accordance with Maryland law and the Fund's bylaws, continued in office. On October 11, 2005, Mr. Esposito resigned as a Class III Director and Ms. Donna J. Hrinak was elected to fill the Class III vacancy created. On the same date, the Board of Directors voted to reduce the number of Directors of the Fund from seven to five effective as of the annual meeting, reflecting a decision by Ms. Purcell not to stand for re-election and the fact that Mr. William H. Luers, a current Class II Director, would not be standing for re-election in accordance with the Board's retirement policy. Accordingly, the Board has nominated Ms. Hrinak and Mr. Nogueira for re-election as Class III Directors and has nominated Mr. Kesop Yun, currently a Class II Director, for re-election as a Class II Director.

The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

INFORMATION CONCERNING NOMINEES

The following table sets forth certain information concerning each of the nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

CLASS I -- NOMINEES TO SERVE UNTIL 2008 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                        AGGREGATE DOLLAR
                                                                                        RANGE OF EQUITY
                                                                                        SECURITIES IN ALL
                                                                              DOLLAR       REGISTERED
                                                                              RANGE        INVESTMENT
                                                                                OF         COMPANIES
                                                                              EQUITY      OVERSEEN BY
                                                                           SECURITIES     DIRECTOR IN
                                                                                IN         FAMILY OF
  NAME (AGE)               PRESENT OFFICE WITH THE FUND, IF       YEAR         THE        INVESTMENT
    ADDRESS                  ANY; PRINCIPAL OCCUPATION OR         FIRST      FUND AS    COMPANIES AS OF
  INDEPENDENT               EMPLOYMENT AND DIRECTORSHIPS IN      BECAME A    OF JUNE       DECEMBER 31,
  DIRECTOR**                    PUBLICLY HELD COMPANIES          DIRECTOR  30, 2005(1)       2004(1)
--------------           -------------------------------------   --------  -----------  ----------------
Kesop Yun (60)           Professor (formerly Dean, 1999-2001),   1994*      None        None
                         College of Business Administration,
                         Seoul National University, Seoul,
                         Korea; Director, The Korea
                         Liberalisation Fund, Inc. (U.K.)
                         (1996-1999); Visiting Professor of
                         London Business School (1997-1998);
                         President, Korea Securities & Economy
                         Institute (1994-1995) and Korea Tax
                         Association (1994-1995).  [Mr. Yun
                         serves on the boards of three other
                         funds managed be DeIM.]

----------

* Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

** Director considered by the Fund and its counsel not to be "interested persons" of the Fund or of the Fund's investment manager, DeIM.

CLASS III -- NOMINEES TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                              AGGREGATE DOLLAR
                                                                                                  RANGE OF
                                                                                              EQUITY SECURITIES
                                                                                              IN ALL REGISTERED
                                                                                                 INVESTMENT
                                                                                DOLLAR            COMPANIES
                                                                                RANGE OF         OVERSEEN BY
                                                                                 EQUITY          DIRECTOR IN
                                                                               SECURITIES         FAMILY OF
     NAME (AGE)          PRESENT OFFICE WITH THE FUND, IF ANY;                   IN THE          INVESTMENT
      ADDRESS                   PRINCIPAL OCCUPATION OR           YEAR FIRST   FUND AS OF       COMPANIES AS
    INDEPENDENT              EMPLOYMENT AND DIRECTORSHIPS          BECAME A     JUNE 30,       OF DECEMBER 31,
     DIRECTORS**              IN PUBLICLY HELD COMPANIES           DIRECTOR     2005(1)            2004(1)
---------------------   --------------------------------------   ----------    ----------    -------------------
DONNA M. HRINAK [AGE]   Senior Counselor, Steel Hector & Davis      2005        [   ]         [   ]
c/o Deutsche            (law firm); formerly Ambassador of the
Investment Management   United States to Brazil (until 2004)
Americas Inc.           (government); For Profit Corporate
345 Park Avenue         Boards: America Online Latin America
New York, NY 10154      (information technologies) [dates];
                        Non-Profit Directorships: Partners of
                        the Americas [dates], National
                        Intelligence Council [dates], Women in
                        International Security [dates];
                        Founding Member: Women in International
                        Trade [dates]; Advisory Board Member:
                        Inter-American Dialogue [dates].  Ms.
                        Hrinak serves on the boards of [  ]
                        other funds managed by DeIM.

RONALDO A. DA FROTA     Director and Chief Executive Officer,       2000          $50,001-   Over $100,000
NOGUEIRA (67)           IMF Editora Ltd. (financial publisher);                  $100,000
c/o Deutsche            Chairman of the Certification Committee
Investment Management   and Director, APIMEC Nacional
Americas Inc.           (Brazilian Association of Investment
345 Park Avenue         Professionals and Analysts); Member,
New York, NY 10154      Board of the Association of Certified
                        International Investment Analysts
                        (ACIIA). [Mr. Nogueira serves on the boards of three
                        other funds managed by DeIM.]

----------

** Director considered by the Fund and its counsel not to be "interested persons" of the Fund or of the Fund's investment manager, DeIM.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

INFORMATION CONCERNING CONTINUING DIRECTORS

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such class. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

CLASS II -- DIRECTORS TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                             AGGREGATE DOLLAR
                                                                                             RANGE OF EQUITY
                                                                                            SECURITIES IN ALL
                                                                                DOLLAR          REGISTERED
                                                                               RANGE OF         INVESTMENT
                                                                                EQUITY          COMPANIES
                                                                              SECURITIES       OVERSEEN BY
    NAME (AGE)        PRESENT OFFICE WITH THE FUND, IF ANY;                     IN THE      DIRECTOR IN FAMILY
     ADDRESS            PRINCIPAL OCCUPATION OR EMPLOYMENT       YEAR FIRST   FUND AS OF      OF INVESTMENT
   INDEPENDENT          AND DIRECTORSHIPS IN PUBLICLY HELD        BECAME A      JUNE 30,     COMPANIES AS OF
   DIRECTORS**                      COMPANIES                     DIRECTOR      2005(1)    DECEMBER 31, 2005(1)
------------------  ------------------------------------------  ----------    ----------   ------------------
                    Chairman (since 2004) of the Board of the     2000         $10,001-    Over $100,000
ROBERT J.           Fund; Retired Vice Chairman, Chemical                      $50,000
CALLANDER (74)      Banking Corporation; Directorships:
c/o Deutsche        ARAMARK Corporation (food service);
Investment          Member, Council on Foreign Relations;
Management          Previously Visiting Professor/Executive -
Americas Inc.       in - Residence, Columbia University
345 Park Avenue     Business School; Formerly, Director,
New York, NY 10154  Barnes Group, Inc. (manufacturing) (until
                    April 2001); Omnicon Group, Inc.
                    (Advertising) (until May 2002) and
                    Managing Director, Metropolitan Opera
                    Association (retired). [Mr. Callander
                    serves on the boards of three other funds
                    managed by DeIM.]

KENNETH C.          Clinical Professor of Finance, NYU Stern      1997         $10,001-    Over $100,000
FROEWISS (59)       School of Business; (1997 - present)                       $50,000
c/o Deutsche        Member, Finance Committee, Association for
Investment          Asian Studies; (2002 - present); Managing
Management          Director, J.P. Morgan (investment banking
Americas Inc.       firm) (1984 - 1996); Director, Mitsui
345 Park Avenue     Sumitomo Insurance Group (U.S.)
New York, NY 10154  (2004-present). [Mr. Froewiss serves on the boards of 46 other funds managed by DeIM
                    or its affiliates.]

ALL DIRECTORS AND OFFICERS AS A GROUP                                         [    ]       Less than 1%
                                                                              Shares       of Shares of the Fund

----------

** Director considered by the Fund and its counsel not to be "interested persons" of the Fund or of the Fund's investment manager, DeIM.

  (1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the Investment Company Act of 1940, as amended (the "Investment

Company Act"), as applied to a closed-end management investment company, require the Fund's Officers and Directors, investment manager, investment advisor, affiliates of the Fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year - end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended June 30, 2005 were timely, except that Michael Colon, a director of the fund's investment manager, filed a Form 3 two days late. Mr. Colon has since corrected his omission by making the necessary filing. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to filings made with the SEC between February and October 2005, the following owned beneficially more than 5% of the Fund's outstanding stock:

Schedule 13G, President & Fellows of Harvard College, c/o Harvard Management Company Inc., 600 Atlantic Avenue, Boston, MA 02110, reported beneficial ownership as of December 31, 2004 of 3,540,400 shares, or 21.8% of the Fund's shares.

Schedule 13G/A, City of London Investment Group, PLC, c/o City of London Investment Management Company Limited, 10 Eastcheap, London, EC3M ILX, England, reported beneficial ownership as of August 31, 2005 of 984,400 shares, or 6.06% of the Fund's shares.

Schedule 13D, Carrousel Capital Ltd., 203-205 Brompton Road, London SW3 1LA, reported beneficial ownership as of September 8, 2005 of 850,185 shares or 5.2% of the Fund's shares, of which 424,600 shares, or 2.6% of the Fund's shares, is held through its control of The Carrousel Fund Ltd., Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands, and 425,400 shares, or 2.6% of the Fund's shares, is held through its control of The Carrousel Fund II Limited, Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands.

Schedule 13G, QVT Financial LP, and QVT Financial GP LLC, its General Partner, 527 Madison Avenue, 8th Floor, New York, New York, 10022, reported beneficial ownership as of October 10, 2005 of 869,660 shares, or 5.35% of the Fund's shares, all of which are held through their role as investment advisor to QVT Fund LP, QVT Overseas Ltd. and QVT Associates LP.

Except as noted above, to the best of the Fund's knowledge, as of October 17, 2005, no other person owned beneficially more than 5% of the Fund's outstanding stock.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

The Board of Directors of the Fund met nine times during the fiscal year ended June 30, 2005. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund's last annual stockholder meeting on July 7, 2004, all Directors were in attendance.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

AUDIT COMMITTEE

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors"), as defined in the 1940 Act, which met three times during the fiscal year ended June 30, 2005. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, approves and recommends to the Board for its approval the selection of independent accountants for the Fund, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Audit Committee's Pre - Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent accountants to provide audit or non-audit services to the Fund and non - audit services to DeIM or its control affiliates that relate directly to the Fund's operations and financial reporting prior to the commencement of any such engagement. In addition, the independent accountants must notify the Fund's Audit Committee not later than the Audit Committee's next meeting if the independent accountants enter into an engagement to provide audit or non - audit - related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund's operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reason for selecting the independent accountants, and the projected fees.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

At a meeting held on April 4, 2005, the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2006. The Fund's financial statements for the fiscal years ended June 30, 2005 and June 30, 2004 and for the six - month periods ended December 31, 2003 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

                                                    AUDIT - RELATED FEES              ALL OTHER FEES
                                                    --------------------           ----------------------
FISCAL YEAR                                                       DEIM -                          DEIM -
ENDED             AUDIT FEES(1)    TAX FEES         FUND         RELATED          FUND           RELATED
-------------     -------------    --------         -----        --------         ----         -----------
June 30, 2004       $99,000         $13,100         $185         $807,051          $0          $1,722,293
June 30, 2005       $62,000         $22,200         $225         $264,200          $0          $   89,635

----------

(1) The aggregate audit fees billed by PricewaterhouseCoopers LLP to all funds managed by DeIM - related entities for each of the Fund's last two fiscal years were $4,738,759 for the fiscal year ended June 30, 2004 and $4,931,900 for the fiscal year ended June 30, 2005.

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for each of the last two fiscal years for professional services rendered for the audits of the Fund's annual and semi-annual financial statements and review of financial statements included in the registrant's N - CSR for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption "Audit-Related Fees" are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees." "Tax Fees" are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance and tax return preparation. "All Other Fees" are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. "All Other Fees" were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. DeIM-Related Fees include fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PricewaterhouseCoopers LLP provided to DeIM and DeIM - related entities that related directly to the Fund's operations and financial reporting.

The aggregate non - audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund's last two fiscal years were $1,722,293 for the fiscal year ended June 30, 2004 and $89,635 for the fiscal year ended June 30, 2005. The Fund's Audit Committee gave careful consideration to the non - audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT COMMITTEE REPORT

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2005 included in the Fund's Annual Report for the fiscal year ended June 30, 2005 (the "Annual Report"), at a meeting held on August 18, 2005, the Audit Committee reviewed and discussed the annual audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent accountants their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee currently consists of Messrs. Froewiss (Chairman), Luers, Nogueira and Yun and Dr. Purcell.

COMMITTEE ON INDEPENDENT DIRECTORS

The Committee on Independent Directors consists of all the Independent Directors. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. The Committee met once during the fiscal year ended June 30, 2005 and held a subsequent meeting on October 11, 2005 to recommend the nominees for Independent Directors presented in this Proxy Statement.

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

The Board of Directors has adopted a written charter for the Committee on Independent Directors, which was included as an appendix to the Fund's Proxy Statement for the 2004 Annual Stockholder Meeting.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee. In order to be considered by the Committee for the
2006 annual meeting, submission should be made by [   ], 2006.

EXECUTIVE COMMITTEE

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander and Froewiss are the members of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended June 30, 2005.

VALUATION COMMITTEE

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which
determinations are reported to the full Board. Messrs. Froewiss and [   ] are
the members of the Valuation Committee, with Messrs. Callander and Luers as
alternates. The Valuation Committee met [   ] times during the fiscal year ended
June 30, 2005.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Brazil Fund, Inc., c/o Carole Coleman, Vice President and Secretary to the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

EXECUTIVE OFFICERS

The following persons are Executive Officers of the Fund:

                                                                                         YEAR FIRST
                                           PRESENT OFFICE WITH THE FUND;                   BECAME
NAME (AGE)                              PRINCIPAL OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
---------------------------  ----------------------------------------------------------  -------------
Julian F. Sluyters (45)      President and Chief Executive Officer; Managing Director,       2004
                             Deutsche Asset Management (since May 2004); President
                             and Chief Executive Officer of The Brazil Fund, Inc.,
                             Scudder Global High Income Fund, Inc. and Scudder New
                             Asia Fund, Inc. (since May 2004); Chief Executive Officer
                             of the Scudder Funds [203] funds); President and Chief
                             Executive Officer, UBS Fund Services (2001 - 2003); Chief
                             Administrative Officer (1998 - 2001) and Senior Vice
                             President and Director of Mutual Fund Operations (1991 -
                             1998) UBS Global Asset Management.

Paul H. Schubert (42)        Treasurer and Chief Financial Officer; Managing Director,       2004
                             Deutsche Asset Management (since July 2004); formerly,
                             Executive Director, Head of Mutual Fund Services and
                             Treasurer for UBS Family of Funds at UBS Global Asset
                             Management (1994 - 2004).

Carole Coleman (35)          Vice President and Secretary;  Director of Deutsche Asset       2005
                             Management (2005 - present); Associate General Counsel of
                             Fred Alger & Company, Inc. (April 2002 - June 2005).
                             Associate Attorney, Charpie & Associates (October 1995 -
                             March 2002).

Tara C. Kenney (44)          Vice President, Managing Director of Deutsche Asset             2000
                             Management.

Paul H. Rogers (49)          Vice President, Managing Director of Deutsche Asset             1998
                             Management.

Scott M. McHugh (33)         Assistant Treasurer, Director of Deutsche Asset                 2005
                             Management.

Kathleen Sullivan D'Eramo    Assistant Treasurer; Director of Deutsche Asset                 2003
(46)                         Management.

John Millette (41)           Assistant Secretary; Director of Deutsche Asset                 1999
                             Management.

Caroline Pearson (42)        Assistant Secretary; Managing Director of Deutsche Asset        1998
                             Management.

(1) Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Rogers, Millette, Schubert and Sluyters and Mses. D'Eramo,
      Kenney and Pearson own securities of Deutsche Bank A.G.

(2) The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies, and all other officers hold office in accordance with the bylaws of the Fund.

TRANSACTIONS WITH AND REMUNERATION OF DIRECTORS AND OFFICERS

The aggregate direct remuneration incurred by the Fund for payment to Independent Directors was $[140,357], including expenses, for the fiscal year ended June 30, 2005. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except for Mr. Nogueira who as a Resident Brazilian Director receives an annual fee of $12,000, and except the Chairman of the Board (currently Mr. Callander), who receives an annual fee of $18,000 effective May 10, 2004. Prior to May 10, 2004, Mr. Callander received an annual Director's fee of $6,000 plus an additional $2,500 annual fee for having served as the Lead Independent Director of the Independent Directors. The Chairman of the Audit Committee (currently Mr. Froewiss) receives an additional $2,500 annual fee for serving in that capacity. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors or employees of DeIM and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed - end fund is greater than the compensation received by a Director for serving on the Board of an open - end fund.

COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2004

            (1)             (2)              (3)               (4)              (5)
                                                                             AGGREGATE
                         AGGREGATE        PENSION OR        ESTIMATED     COMPENSATION AS A
                        COMPENSATION RETIREMENT BENEFITS      ANNUAL     DIRECTOR/TRUSTEE OF
   NAME OF PERSON,        FROM THE   ACCRUED AS PART OF   BENEFITS UPON  THE FUND AND OTHER
      POSITION             FUND         FUND EXPENSES       RETIREMENT      SCUDDER FUNDS*
----------------------  -----------  -------------------  -------------  -------------------
Robert J. Callander,      $27,357           N/A                N/A            $ 115,520
Director                                                                       [5 funds]
Kenneth C. Froewiss,      $21,000           N/A                N/A            $  87,364
Director                                                                       [5 funds]
Donna J. Hrinak            [    ]          [  ]               [  ]             [      ]
Director
William H. Luers,         $18,500           N/A                N/A            $  77,114
Director**                                                                     [5 funds]
Ronaldo A. da Frota       $24,500           N/A                N/A            $  83,114
Nogueira, Director                                                             [5 funds]
Susan Kaufman Purcell,    $18,500           N/A                N/A            $  75,060
Director**                                                                     [5 funds]
Kesop Yun,                $15,250           N/A                N/A            $  64,864
Director                                                                       [5 funds]

----------
* The Board members were appointed Board members of Scudder Global Commodities Stock Fund, Inc. on July 7, 2004.

** In accordance with the Fund's retirement policy, Mr. Luers is not standing for reelection. Ms. Purcell will also not be standing for reelection.

REQUIRED VOTE

Election of each of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. If a nominee does not receive the required vote, the director holding over shall continue as a director until his or her successor is elected and qualifies. Your Fund's Directors recommend that stockholders vote FOR each of the listed nominees.

THE INVESTMENT MANAGER

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Investment Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Appendix D contains information regarding each director and principal executive officer of Deutsche Investment Management Americas Inc.

PROPOSAL 2: CONVERSION FROM A CLOSED-END FUND TO AN OPEN-END

FUND

The Board of Directors believes that the Fund should be converted from a closed-end fund into an open-end fund, often referred to as a "mutual fund."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

BACKGROUND OF THE PROPOSAL

The Fund was organized in 1987 as a closed-end investment company. The Fund was the first non-Brazilian fund to be authorized to invest in Brazilian securities. At the time of the Fund's organization, Brazilian securities were generally thinly traded, relatively illiquid and subject to much greater volatility than most United States securities. At that time, the Brazilian securities markets were relatively small in comparison to the securities markets of more developed countries. The closed-end format was chosen as appropriate in light of these factors to enable the Fund to achieve its investment objective of seeking long-term capital appreciation from investment in Brazilian securities. The Fund's results during the subsequent 18 years have supported the conclusion that this decision was well founded.

In the Fund's early years, when there were few alternative means for foreigners to invest in the Brazilian markets, shares of the Fund generally traded at a premium over net asset value. However, as restrictions on foreign investment in Brazil have been relaxed and alternative vehicles for investment in Brazilian securities have become available, the Fund's shares, like those of most closed-end funds, have frequently sold at a discount from net asset value. The chart set forth below presents the average, high and low discount or premium of the Fund's shares for each year during the period from 1991 through September 30, 2005:

                                             PREMIUM OR DISCOUNT AS A PERCENTAGE
                                       -----------------------------------------------
YEAR                                   AVERAGE             HIGH                LOW
-------------------------------------  -------  --------------------------  ----------
1991.................................    10.41   31.14   (8/30/91)   -9.07   (2/15/91)
1992.................................     2.98   15.22    (7/2/92)  -13.04  (12/17/92)
1993.................................    -6.70    3.86    (2/4/93)  -12.66  (12/16/93)
1994.................................    -0.79   12.68   (4/21/94)  -13.31   (3/31/94)
1995.................................     1.41   14.17   (3/16/95)  -14.66   (12/7/95)
1996.................................    -9.43   10.87   (2/11/96)  -20.44  (10/24/96)
1997.................................   -18.29  -13.28   (1/16/97)  -25.87  (11/20/97)
1998.................................   -22.90  -15.83   (2/21/98)  -35.27   (9/10/98)
1999.................................   -16.56   -8.07   (5/12/99)  -27.60   (1/12/99)
2000.................................   -25.99  -19.82   (2/14/00)  -30.87  (10/16/00)
2001.................................   -20.37  -15.40    (8/2/01)  -24.60   (1/12/01)
2002.................................   -15.17   -9.21   (7/29/02)  -20.05   (1/14/02)
2003.................................   -15.20  -12.37    (1/7/03)  -22.91   (4/24/03)
2004.................................   -14.45   -5.93  (12/27/04)  -18.72   (5/11/04)
2005 through September 30, 2005......    -6.20   -3.52   (2/25/05)   -9.07   (3/29/05)

The Board for many years has sought to address the discount to NAV at which shares of the Fund have traded in ways consistent with the best interests of shareholders and applicable regulatory requirements. The Board has considered a wide variety of strategies to address the discount. Past actions taken by the Board have included a market share buy-back program, purchases of shares pursuant to the Fund's dividend reinvestment plan, efforts to increase publicity about the Fund, and an effort to implement an in-kind tender offer that was not implemented due to issues arising from Brazilian capital gains tax treatment. These measures did not affect the closed-end status of the Fund.

In December 2004, the Board of Directors authorized a repurchase program in which the Fund would offer to repurchase up to 50% of its outstanding shares at a price equal to 98% of the NAV per share and conduct six subsequent semi-annual repurchase offers, each for 10% of the then outstanding shares at a price equal to 98% of NAV per share, if the shares traded at an average weekly discount from NAV greater than 5% during a measuring period. Payment for any shares repurchased pursuant to this repurchase program would be made in-kind through a pro rata distribution of securities from the Fund's portfolio on the day after the date such offer expires. In July 2005, the Fund made an offer to repurchase up to 50% of its shares in exchange for portfolio securities of the Fund. The repurchase offer and repurchase program were terminated, however, when the Fund's Brazilian administrator raised questions as to whether the offer would subject the Fund to Brazilian capital gains taxation.

After termination of the in-kind repurchase offer, the Board met on a number of occasions to consider structural and transactional alternatives for the Fund to address the discount, including repurchases of shares, merger of the Fund with another entity, or liquidation of the Fund. During its deliberations, the Board considered the likelihood of various options being successfully implemented, the expected time that would be required to implement them, the tax impact of these options on the Fund and its stockholders, and the amounts that might be expected to be realized by stockholders in the various transactions being considered. The Board also considered the expressed expectations of a number of large Fund stockholders that further significant action would be taken to reduce the discount in light of the termination of the in-kind repurchase offer.

At a meeting held on September 20, 2005, the Board of Directors of the Fund approved conversion of the Fund into an open-end fund as the most effective way of eliminating the discount and offering more liquidity to shareholders in their investments in Brazilian securities.

The Board believes that recent developments have mitigated various concerns that previously led it to oppose open ending: (i) the growth of the Brazilian securities markets have resulted in increased liquidity and decreased volatility of Brazilian securities in recent years; (ii) a number of open-end "country" funds investing in stock markets outside the U.S. have been successfully established and managed; and (iii) direct investment in Brazilian securities is more readily available today to investors outside

Brazil through relaxation of Brazilian restrictions on foreign investment as well as broader information and listing and trading of Brazilian securities on U.S. exchanges, such as through American Depositary Receipts on the New York Stock Exchange.

For the reasons discussed above, the Board of Directors approved a proposal to convert the Fund into an open-end fund and recommends conversion to stockholders.

CHANGES IN FUND OPERATIONS AS A RESULT OF CONVERSION TO AN OPEN-END FUND

The Fund is currently registered as a "closed-end" investment company under the Investment Company Act. Closed-end investment companies neither redeem their outstanding stock nor engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold in securities markets; the Fund's shares are currently traded on the New York Stock Exchange. The Fund's shares would be de-listed upon the conversion.

Some of the legal and practical differences between the Fund's present operation as a closed-end investment company and its operation as a mutual fund are as follows:

- RIGHT TO REDEEM. Open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and receive an amount equal to the net asset value of the shares (less any redemption fee). Many mutual funds also continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

- ACQUISITION AND DISPOSITION OF SHARES; REDEMPTION FEE. Stockholders of closed-end funds pay brokerage commissions in connection with the purchase and sale of fund shares. [If the Fund converts into a mutual fund, investors wishing to acquire shares of the Fund would be able to purchase them either through selected financial intermediaries or directly from Scudder Distributors, Inc., the Fund's proposed distributor (the "Distributor"). If the financial intermediary is a broker-dealer, the financial intermediary must have a signed dealer agreement with the Distributor. Such shares would be purchased at their net asset value, subject to any applicable fees or sales loads.] Stockholders desiring to realize the value of their shares would be able to do so by presenting their shares for redemption at net asset value less any applicable redemption fee.

      The Fund will impose a redemption fee of 2% of the value of the shares sold on shares redeemed within six months after the conversion. The redemption fee will be paid to the Fund and is intended to offset some of the costs to the Fund associated with the Open-Ending. (Please refer to "Expenses; Potential Net Redemptions," below.)

- VOTING RIGHTS. If the conversion to open-end format takes place, stockholders will have less frequent opportunities to vote on particular issues because, under the law of Maryland (the state in which the Fund is incorporated), an open-end fund is not required to hold an annual stockholder meeting in any year in which the election of directors is not required to be acted on under the 1940 Act. Although the Fund's current By-Laws require the Fund to hold annual meetings, upon conversion the Fund's By-Laws will be amended (the "Amended By-Laws") to provide that the Fund will not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not required to do so. By not holding annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained in the proxy statement.

      Nevertheless, the Fund would be required to hold a meeting of stockholders when stockholder approvals are necessary under the 1940 Act or Maryland law. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of Directors elected by stockholders was less than a majority of the total number of Directors, if a change were sought in the fundamental investment policies of the Fund, in an investment advisory agreement, or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if the change involved a material increase in Fund expenses). Under Maryland law and the Fund's Amended By-Laws (and subject to the conditions set forth in Maryland law and the Fund's Amended By-laws), a special meeting of stockholders must be called upon request of the stockholders only when requested in writing by stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such special meeting.

      Stockholders will continue to have one vote per share on each matter submitted to a vote of stockholders if the Open-Ending takes place.

-     [AVAILABILITY OF CAPITAL LOSSES.]

- DETERMINATION OF NET ASSET VALUE. SEC regulations generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value at which shares may be purchased or redeemed. The net asset values of most open-end investment companies are published daily by leading financial publications; the Fund will continue to publish its net asset value on a daily basis at www.thebrazilfund.com.

-     EXPENSES; POTENTIAL NET REDEMPTIONS.

      The Fund's expenses may increase as a result of open-ending, either as a result of the cost of additional stockholder services available to stockholders of a mutual fund or otherwise. The Open-Ending is expected to result in immediate, substantial redemptions and, consequently, a marked reduction in the size of the Fund. In addition, the Fund might be required to sell portfolio securities in order to meet net redemptions, thereby resulting in realization of gains that would normally be distributed to all stockholders and would thus be taxable to them. An asset base of decreased size is likely to result in an increased expense ratio. Significant net redemptions could also render the Fund an uneconomical venture by virtue of its diminished size. These results may eventually be mitigated by new sales of shares and the reinvestment of dividends and capital gain distributions in shares of the Fund, but there can be no assurance that new sales of shares will replace Fund assets paid in redemption of shares. In an effort to mitigate these potential additional costs, the Fund will impose a 2% redemption fee for the first [6] months after the Open-Ending, which may (i) reduce the impact of initial redemptions upon the Fund and (ii) reduce the direct and indirect costs, such as brokerage costs, attributable to liquidation of portfolio investments (and the potential related restructuring of the portfolio), as well as other possible expenses associated with such redemptions.

      The following table compares the fees and expenses of the Fund for the fiscal year ended [ ] to the estimated pro forma fees and expenses of the Fund following the Open-Ending. The post-conversion expenses in Column 2 assume no decrease in the assets following the Open-Ending. The post-conversion expenses in Column 3 are based on the assumption that the Fund's assets would decrease by 50% following the conversion. This assumption is an estimate. The actual decrease (or increase) may be significantly more or less than 50%.

                                               Pro Forma Post-       Pro Forma Post-
                                             Conversion Assuming   Conversion Assuming
                                               No Reduction in      50% Reduction in
                            Pre-Conversion         Assets                Assets
                            --------------   -------------------   -------------------
Shareholder Fees           [    ]            [    ]                [    ]

Redemption Fee              None             2.00%                 2.00%

Annual Fund
Operating Expenses         [    ]            [    ]                [    ]

Management Fee             [    ]            [    ]                [    ]

[12b-1 Fee]

Other Expenses             [    ]            [    ]                [    ]

Total Operating Expenses   [    ]            [    ]                [    ]

[Expense Reimbursement]

Net Operating Expenses     [    ]            [    ]                [    ]

- ELIMINATION OF DISCOUNT. The fact that stockholders who wish to realize the net asset value of their Fund shares will be able to do so by presenting their shares for redemption will eliminate any market discount from net asset value. If the Open-Ending is approved by stockholders, the discount may narrow prior to the date of the Open-Ending to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the prospective open-ending.

- DIVIDEND REINVESTMENT. [The Fund intends to continue to provide the opportunity for stockholders to receive dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Fund. If the Open-Ending occurs, such reinvestments in shares would be made at net asset value. [At the time of the Open-Ending, the current dividend reinvestment plan and privilege will terminate. All stockholders will have their dividends and distributions automatically reinvested unless they request that they receive cash.]]

- PORTFOLIO MANAGEMENT. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet stockholder redemption requests. Most open-end investment companies maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities, and could detract from Fund performance. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, resulting in an increase in transaction costs and portfolio turnover.

- ILLIQUID SECURITIES. An open-end investment company is subject to the SEC requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. [The Board has approved a modification of the Fund's investment policy so that upon the conversion the Fund will be subject to such limitation.]

- SENIOR SECURITIES AND BORROWINGS. The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (that is, bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock, whereas open-end investment companies may not issue preferred stock. This greater ability to issue senior securities may give closed-end investment companies more flexibility than open-end investment companies in "leveraging" their investments. [The Fund currently has no indebtedness to banks, and has no authorized class of senior securities or any plan for issuing any such securities.]

- STOCKHOLDER SERVICES. If the Open-Ending is approved, various services will be made available to stockholders. [These may include the use of the Fund for retirement plans, participation in an automatic investment plan and the privilege to effect redemption and additional purchase transactions by telephone.] The cost of these services will normally be borne by the Fund rather than by particular stockholders.

- BROKERAGE COMMISSIONS ON PURCHASE AND SALE OF THE FUND'S SHARES. Shareholders currently pay brokerage commissions in connection with the purchase and sale of the Fund's shares on the New York Stock Exchange. If the Open-Ending proposal is adopted and the Fund becomes a mutual fund, the Fund's shares will be issued and redeemed by the Fund. In addition to the above-mentioned redemption fee the first six months after the Fund becomes a mutual fund, the following chart shows the charges applicable to
      the various classes of shares: [           ]

- PRINCIPAL UNDERWRITER. Mutual fund shares are normally purchased and redeemed through a "principal underwriter" (as such term is defined in the Investment Company Act). In connection with the conversion of the Fund to open-end status, the Board of Directors will select a principal underwriter of the shares of common stock of the Fund and will cause the Fund to enter into an underwriting agreement with such principal underwriter upon such terms and subject to such conditions as the Board deems advisable in its sole business judgment.

      [[   ] has indicated its willingness to enter into such an underwriting agreement with the Fund. While the Board of Directors intends to make such further investigation as it deems appropriate in this regard, the Board
      currently expects that [   ] will be selected as principal underwriter of
      the Fund's shares.]

- FREQUENT TRADING. Unlike closed-end investment companies, open-end funds may be subject to adverse effects from market timing and other frequent trading activities. Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Fund's investment adviser to invest assets, in an orderly, long term manner, which in turn, may adversely impact the performance of the Fund. [If the conversion occurs, the Fund will implement policies including: a [2]% redemption fee on Fund shares held for less than a specified holding period (subject to certain exceptions); the reservation of the Fund's right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the Fund; and certain fair valuation practices reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund. There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of Fund shares held in such omnibus accounts (which may represent most of the Fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the Fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Fund. The Fund's policies and procedures may be modified or terminated at any time.

- QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code after the conversion. Such qualification will allow the Fund to continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that are distributed to its stockholders.

- TAXES/CAPITAL GAINS. If the Fund were to experience substantial redemptions of its shares following the Open-Ending, it would likely be required to sell portfolio securities. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain will be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds that do not distribute their net capital gain to shareholders. Fund shareholders are subject to tax on such distributions. As of [Date], the Fund had $[ ] in unrealized capital gains. As an alternative to actually distributing all the gains to shareholders, the Internal Revenue Code permits the Fund to: (1) retain all or part of the net long term capital gains; (2) pay federal income tax on such retained amount; and (3) make a federal income tax election to deem the retained amount (including U.S. tax paid by the Fund) to have been distributed to shareholders and recontributed (net of the tax amount) to the Fund. Such an election would mitigate the negative cash impact the Fund would experience in connection with the additional distribution requirements caused by substantial redemptions following the Open-Ending. Shareholders would be required to include the "deemed" distribution in income, but (i) could credit their share of the taxes paid by the Fund against their own tax liability (and, if their share of the taxes paid by the Fund exceed their own U.S. federal tax liability, claim a refund of the excess amount from the U.S. Treasury), and (ii) would increase their basis in their Fund shares by the net amount deemed distributed (i.e., the gross retained amount, less the taxes paid by the Fund). The Fund does not have any way of accurately predicting the precise level of shareholder redemption activity, if any, and the resulting tax consequences, should the Fund Open-End.

- BRAZILIAN TAX ASPECTS. If the Fund were to experience substantial redemptions of its shares following the Open-Ending, it would likely be required to sell assets. There are two different types of assets held by the Fund, subject to different tax regimes, namely: (i) shares of Brazilian publicly-traded companies; and (ii) fixed-rate investments. As to the shares of Brazilian publicly-traded companies, capital gains accrued by investment vehicles such as the Fund resulting from transactions performed in the stock, commodities, futures and similar exchange are exempt from withholding income tax (IRF). Thus, assuming that usual sales of shares of Brazilian publicly-traded companies by the Fund as an open-end fund would be carried out within the stock exchange (BOVESPA), any capital gain accrued in such sale of shares would be exempt from IRF. With regard to Provisional Contribution on Financial Transactions ("CPMF"), the sale of the shares of Brazilian publicly-traded companies within a stock exchange or an organized over-the-counter market is exempt from CPMF. Hence, usual sales of shares of Brazilian publicly-traded companies by the Fund as an open-end fund within the stock exchange (BOVESPA) would be exempt from CPMF. The Brazilian administrator is obliged to keep two separate accounts for the Fund: (i) one related to transactions subject to CPMF and (ii) another related to transactions exempt from CPMF. Thus, depending on the account in which the assets are registered, they may or may not be entitled to the CPMF exemption. As to fixed-rate investments, income accrued from such investments are subject to IRF at a 15% rate. Moreover, at the remittance of the proceeds related to the liquidation of the fixed-rate investments held by the Fund, there would be CPMF at a 0.38% rate upon the amount of the proceeds remitted. If the fixed-rate investments are liquidated before 30 days as of the investment, the earnings accrued will be subject to Tax on Financial Transactions ("IOF") at a 1% rate per day. The IOF base will be a percentage of the earnings, depending on the number of days invested, ranging from 96% to 0%.

- OPERATION AS AN OPEN-END FUND IN BRAZIL. The Fund is currently registered under Brazil's Annex III Regulations to Resolution No. 1289/87, which subject it to certain restrictions. Brazilian Securities Commission ("CVM") Instruction No. 67/87 and Deliberation No. 51/87 provide that the Fund must be capitalized with proceeds resulting from public offerings of shares, that the Fund's shares must be traded on a stock exchange, and that all issuances of new shares by the Fund must be previously approved by the CVM. The Fund will require relief from these regulations in order to complete the Open-Ending.

      To enable the Fund to operate as an open-end fund under Brazilian regulations, the Fund is currently: (i) petitioning the CVM to modify its rulings regarding capitalization through public offerings, mandatory trading of shares on a stock exchange and the pre-approval of the issuances of new shares; and (ii) seeking approvals from Brazil's National Monetary Council and the Federal Revenue Office to convert the Fund from an Annex III vehicle to a 2,689 Investor, an entity not subject to the Annex III restrictions. The Fund's Brazilian counsel believes the modifications of CVM rulings referred to in item (i) may be received within three (3) months of the date of this Proxy Statement, and the approvals from Brazil's National Monetary Council and the Federal Revenue Office may be received within nine (9) months of the date of this Proxy Statement, although there can be no assurance that the requisite approvals will be obtained in a timely manner or at all.

- STOCK CERTIFICATES. [If the conversion occurs, each certificate representing shares of the Fund as a closed-end investment company will automatically represent the [U.S. dollar value of shares of the Fund as an open-end fund]. All shares of the Fund issued after the conversion will be maintained in book-entry form by the Fund's transfer agent. Stockholders holding stock certificates as of the conversion date will have the right to surrender their certificates and have their shares maintained in book-entry form by the Fund's transfer agent. Stockholders who wish to redeem shares will be required to surrender their stock certificates to the Fund's transfer agent before they can redeem any shares represented by those certificates. All stockholders are encouraged to surrender their certificates immediately after the conversion is approved regardless of whether they intend to redeem shares after the conversion. If the conversion is approved, stockholders will receive a letter with instructions for delivering their certificates to the transfer agent.]

CONVERTING THE FUND TO AN OPEN-END INVESTMENT COMPANY

If Proposal 2 is approved, the Board will cause the Fund to take such actions as are necessary to effect the conversion of the Fund to open-end status. The conversion of the Fund to an open-end investment company will be accomplished by: (i) amending the Fund's Articles of Incorporation to authorize the issuance of redeemable securities at net asset value (as defined) and to provide that the Fund's outstanding common stock will be redeemable at the option of the stockholder; and (ii) changing the Fund's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company. In connection with the amendments to the Fund's Articles of Incorporation, the Board of Directors will make necessary conforming changes to the By-Laws of the Fund. The amendment of the Articles of Incorporation, a copy of which is attached as Exhibit [ ], will be effective upon the filing thereof in Maryland. However, such filing will not be made until a registration statement under the Securities Act of 1933, as amended, covering the offering of the shares of the Fund has become effective, which is expected to occur within [ ] after Proposal 2 is approved.

Although management will use all practicable measures to keep costs at a minimum, there have been and will continue to be substantial costs (many of them non-recurring) in connection with the proposal to change from a closed-end to an open-end investment company, including the preparation of this proxy statement, the seeking of necessary regulatory approvals, the preparation of a registration statement and prospectus (including printing and mailing) as required by the Securities Act of 1933 and the payment of necessary filing fees. The Fund currently estimates that these costs, [which would be paid by the Fund], will range from $[ ] to $[ ], or [ ] cents to [ ] cents per share.

Neither the Fund nor its stockholders should realize any gain or loss for federal income tax purposes upon the Open-Ending and the Open-Ending should not affect a stockholder's holding period or adjusted tax bases in the stockholder's shares of the Fund. A stockholder who redeems shares of the Fund after the Open-Ending would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the stockholder's adjusted tax basis in the shares redeemed. In addition, if the Fund were to experience substantial redemptions of its shares following the Open-Ending, it would likely be required to sell portfolio securities, which could generate substantial capital net gain to the Fund which would increase the amount that the Fund would be required to distribute to shareholders to avoid the imposition of income and excise taxes on the Fund.

VOTING REQUIREMENT

Maryland law requires the affirmative vote of the holders of two-thirds of the outstanding shares of common stock of the Fund for the adoption of Proposal 2 to convert the Fund from a closed-end investment company to an open-end investment company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF PROPOSAL 2 PROVIDING FOR THE CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY.

OTHER NOMINATIONS

Carrousel Capital Ltd. ("Carrousel") has written the Fund that it intends to nominate four persons for election as directors of the Fund at the Annual Meeting. Information about these persons is set forth in Appendix C.

The Board believes its nominees, Mr. Yun, Ms. Hrinak and Mr. Nogueira, are well qualified to promote the objectives of the Fund as a vehicle to invest for long-term capital appreciation in Brazilian securities. Each of the directors who is being proposed for election by the Fund has the necessary depth of experience to represent the best interest of the Fund's shareholders. The Board therefore urges you to vote FOR THE BOARD'S NOMINEES.

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that may come before the Meeting or any adjournment or postponement thereof in their discretion.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. [The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of Georgeson's services
is estimated at [      ] plus expenses. The costs and expenses connected with
the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers[ or Georgeson], in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Certain information about the employees of the Investment Manager who will be soliciting proxies on the Fund's behalf is set forth in Appendix D. Appendix E sets forth certain other information relating to the Directors and executive officers of the Fund and these employees (collectively, the "Participants").

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about October [ ], 2005. [As mentioned above, Georgeson will assist in the solicitation of proxies. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their proxies have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.]

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 800 - 366 - 2167. Any proxy given by a stockholder is revocable until voted at the Meeting. See "Proxy Statement -- General."

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by December 13, 2005, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the matter at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for the 2006 meeting of stockholders of the Fund should send their written proposals to Carole Coleman, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund's bylaws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund's bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2006 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/ Carole Coleman

Carole Coleman
Vice President and Secretary

345 Park Avenue
New York, New York 10154

October [   ], 2005

                                   APPENDIX A
                              THE BRAZIL FUND, INC.
                             AUDIT COMMITTEE CHARTER
                              ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of The Brazil Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") established the Committee to provide oversight with respect to the Fund's accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund's shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)   Committee Purposes. The purposes of the Committee are as follows:

      (a) To oversee the Fund's accounting and financial reporting policies and practices, the Fund's internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

      (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

      (c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

      (d) To act as a liaison between the Fund's independent auditors and the Board;

      (e) To oversee the Fund's compliance with legal and regulatory requirements; and

      (f) To prepare an audit committee report as required by Item 306 of Regulation S - K to be included in the Fund's annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund's annual report filed with the Securities and Exchange Commission.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

      (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund's investment complex1 of employees or former employees of the independent auditors;

      (b) To consider whether the provision of non - audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

      (c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Funds; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund's disclosures under "Portfolio Management Review"; and (iii) discuss policies with respect to risk assessment and risk management;

      (d) To meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits;
            (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

-------------------

 (1) "Investment company complex" includes:

      -- the Fund and its investment adviser or sponsor;

      -- any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

      -- any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

      (e) To meet regularly with the Fund's chief financial and accounting officers, the Fund's Treasurer and the Fund's investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

      (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures, internal accounting controls or disclosure controls and procedures;

      (g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

      (h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund's operations and financial reporting;

      (i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund's investment advisers (and their affiliates); and

      (j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund's expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

                                   APPENDIX B
                       COMMITTEE ON INDEPENDENT DIRECTORS
                                     CHARTER
              ADOPTED APRIL 7, 2004 (AND REVISED AS OF APRIL 2005)

      This document constitutes the Charter of the Committee on Independent Directors (the "Committee") of the Board of Directors of the above-referenced Scudder Closed-End Funds (each, a "Fund" and collectively, the "Funds"). The Board of Directors of the Funds (the "Board") has adopted this Charter to govern the activities of the Committee.

1. Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of shareholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not "interested persons" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

2. Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

      A member of the Committee may be designated by the Board as the Committee's chair (the "Lead Independent Director"). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

      The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Funds' By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

      A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3. Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

4. Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds' current Directors, (ii) the Funds' officers, (ii) the Funds' investment adviser(s), (iv) the Funds' shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Funds' expense to identify potential candidates.

5. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                   Appendix A

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
              Adopted April 7, 2004 (and Revised as of April 2005)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2. Shareholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least one hundred twenty (120) calendar days before the anniversary of the date that the Fund's proxy statement was released to shareholders in connection with the previous year's annual meeting.

3.    The Shareholder Recommendation must include:

      (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of
            Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;

      (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

      (c) the recommending shareholder's name and address as they appear on the Fund's books;

      (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

      (e) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                   APPENDIX C

                           INFORMATION AS TO CARROUSEL

The following information as to persons Carrousel may seek to nominate at the Meeting has been furnished to the Fund by Carrousel. THE FUND HAS NOT VERIFIED THE TRUTH OR ACCURACY OF THIS INFORMATION.

Information as to the persons named in Carrousel's letter to the Fund is as follows:

                                                             NUMBER OF SHARES OF      PRINCIPAL BUSINESS
                                                            THE FUND BENEFICIALLY   OCCUPATIONS DURING THE
NAME AND BUSINESS ADDRESS                             AGE           OWNED              LAST FIVE YEARS
------------------------------------------------      ---   ---------------------  -------------------------
Francis Rupert Chad Lea                                47            None          Financial Consultant, MSS
Age: 68                                                                            Capital Ltd
Business Address: 1 Bow Churchyard, London
EC4M 9DQ, England
Residence Address: Duxford Mill, Mill Lane,
Duxford, Cambridge CB2 4PT, UK

John Le Prevost                                        53            None          Managing Director, Anson
Business Address: Anson House, Havilland Street,                                   Group Limited
St Peter Port, Guernsey GY1 3GF Channel Islands
Residence Address: Highbanks, Les Fauconnaires,
St Peter Port, Guernsey GY6 8UG, Channel
Islands

James Best                                             57            None          Financial Consultant,
Business Address: 63 Chandos Place, London                                         Best & Company
WC2, England
Residence Address: Rossie Priory, Inchture,
Pershire PH14 9SG, Scotland

Gordon Muir-Carby                                      49            None          Chairman, Muir & Co Ltd
Business Address: 1 Berkeley Street, London, W1J
8DS
Residence Address: 711 Spice Quay, London,
England

                                   APPENDIX D

             DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DEUTSCHE
                      INVESTMENT MANAGEMENT AMERICAS INC.

The name, address and principal occupation of each director and principal executive officer of Deutsche Investment Management Americas Inc. is set forth below.

Michael Colon, Chief Operating Officer and Director

Axel Schwarzer, President, Chief Executive Officer and Director

William A. Gagliardi, Chief Financial Officer, Treasurer and Director

A. Thomas Smith, Secretary and Chief Legal Officer

Mark Cullen, Executive Vice President

Leo P. Grohowski, Executive Vice President

Pierre de Weck, Executive Vice President

Phillip W. Gallo, Chief Compliance Officer

The address of all directors and officers, except Mr. de Weck, is 345 Park Avenue, New York, New York 10154. Mr. de Weck's address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.